N O R T H E R N   T R U S T   C O R P O R A T  I O N
© 2012 Northern Trust Corporation
The Langham Hotel, Boston
November 2, 2012
Michael G. O’Grady Steven L. Fradkin
Executive Vice President President, Corporate
& Chief Financial Officer & Institutional Services
BancAnalysts Association of Boston
31
st
Annual Bank Conference:
“Operating in a Suboptimal Environment”
EXHIBIT 99.1
Service
Expertise
Integrity

BancAnalysts Association of Boston: 31 Annual Bank Conference
st

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters
(including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results.
These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2011 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

INTEGRATED OPERATIONS & TECHNOLOGY PLATFORM
ASSET MANAGEMENT
WORLD CLASS CLIENT SERVICE
INSTITUTIONAL CLIENTS
PERSONAL CLIENTS
ASSET SERVICING
WEALTH MANAGEMENT
BANKING
STRONG BALANCE SHEET

Northern Trust

A Highly Focused Business Model
As of September 30, 2012
Founded in 1889, Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments
Operations & Technology
Pension funds
Fund managers
Insurance
Foundations
Endowments
Sovereign
wealth funds
Individuals
Families
Family offices
Family foundations
& endowments
Privately held
businesses
BancAnalysts Association of Boston: 31
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Annual Bank Conference
Leading advisor to affluent market
AUM $184 Billion
AUC $429 Billion
Leading global custodian
AUC $4.3 Trillion
AUM $566 Billion
Leading asset manager for personal &
institutional clients
AUM $750 Billion
Integrated global operating platform
Serving personal and institutional clients
$1.6 Billion in technology spending 2009-2011

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Comprehensive investment capabilities
Custom asset allocation
Broad menu of outside managers
Brokerage services
Investment
Management
Personal Financial Services
Comprehensive Approach to Serving the Affluent Market
PFS Assets Under Management
($ Billions)
CAGR +6%
S&P 500 CAGR +2%
Private and
Business
Banking
Deposit services
Custom financing
Stock option lending
Foundation and
Institutional
Advisors
Customized investment objectives
and strategic asset allocation
Manager selection and oversight
Asset servicing and administration
Advisory
Services
Family education and governance
Family business
Non-financial asset management
Financial
Planning
Cash flow analysis
Debt management
Tax planning
Retirement planning
Trust & Estate
Services
Wealth transfer planning
Trust and estate services
Philanthropic advisory services
Securities custody
$94
$88
$104
$110
$117
$135
$148
$132
$145
$154
$174
$184
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 3Q
2012

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Northern Trust Global Investments
Client Focused, Diversified Investment Manager
As of September 30, 2012
Providing diversified asset management solutions, with total assets under management of $750 billion across…
Asset Classes
Equities
$354 Billion
(47%)
Fixed Income
$146 Billion
(19%)
Short
Duration
$229 Billion
(31%)
Other
$21 Billion
(3%)
Client Segments
$566 Billion
Institutional
$184 Billion
Personal
Styles
$37 Billion
(5%)
$348 Billion
(46%)
Active
$344 Billion
(46%)
Index
Multi-Manager
Other
$21 Billion
(3%)
Separate  Accounts
Mutual &
Commingled Funds
Exchange Traded
Funds (ETF)
Delivered through Various Structures

$894
$1,035
$918
$940
$898
$964
$889
$896
$898
$945
$972
$956
$965
$989
$973
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012

Northern Trust

BancAnalysts Association of Boston: 31 Annual Bank Conference
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1
Trust Fees exclude securities lending fees
2
2007-2010 fees exclude the impacts of one mark-to-market Securities Lending collateral fund
Total Revenue
CAGR: +2%
Net Interest Income
-3%
Trust Fees
1
+10%
Foreign Exchange
-27%
$ Millions
Securities Lending
2
-16%
Strong Trust Fee Growth Tempered by Headwinds
CAGRs:

BancAnalysts Association of Boston: 31 Annual Bank Conference
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Impact of the Environment on Profitability and Returns
Revenue pressures have
led to declining margins
and returns
Efforts are underway to
improve profitability in 2012
and beyond – a program we
call “Driving Performance”
Return on Equity
Pre-tax Margin
As of September 30, 2012
26.3%
33.1%
9.5%
8.6%
10.1%
12.7%
YTD 2012 2011 2010 2009

BancAnalysts Association of Boston: 31 Annual Bank Conference
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Process
Optimization
Streamline major business processes
Optimize operational footprint
Apply best-in-class procurement practices
Refine service delivery model
Migrate IT resourcing mix
Rationalize overlapping applications
Manage internal end-user demand
Technology
Efficiency
Corporate-wide
Initiatives
Simplify organizational structure
Align retirement plans with market
Rationalize real estate
Consolidate banking charters
Fully align value proposition
Unbundle pricing structures
Expand share of relationship
Revenue
Enhancements
30 – 35%
30 – 40%
5 – 10%
20 – 25%
$250 million
Percent of 2013 Impact
Driving Performance: Improving Profitability and Returns
More than $100MM in pre-tax income improvement has been achieved year-to-date.
We are on track to achieve our 2012 and 2013 targets.

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C&IS Assets Under Custody
($ Trillions)
Corporate & Institutional Services
Delivering a Broad Range of Solutions
CAGR +10%
S&P 500 CAGR +2%
US$ EAFE CAGR +2%
Asset
Administration
Fund accounting
Transfer agency
Corporate secretarial/trustee
Valuations
Investment operations outsourcing
Investment
Management
Active
Global index
Investment outsourcing
Liability driven investing
Multi-manager
Transition management
Asset
Processing
Safekeeping
Settlement
Derivatives and collateral processing
Income collection
Corporate actions
Tax reclamation
White label reporting
Valuation analytics
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Asset
Reporting
Asset
Enhancement
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
$1.5
$1.3
$1.9
$2.3
$2.7
$3.3
$3.8
$2.7
$3.3
$3.7
$3.9
$4.3
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 3Q
2012

BancAnalysts Association of Boston: 31 Annual Bank Conference
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ETFs
$3
Alternatives $8
Sovereign
Wealth Funds
$16
$23
$28
$36
Sources: Cerulli, Investment Company Institute, CEA, Blackrock, The City UK, Internal Estimates
Americas
Asia Pacific
2012E
$114
2016E
$85
Large Global Market
Global Assets by Geography
Growth Across All Segments
Global Assets by Client Segment
Corporate & Institutional Services
An Attractive Market for C&IS Capabilities
$US Trillion
2012E 2016E
$26
$21
$19
$12
$5
$2
$36
$47
$26
$33
$23
$34
Europe, Middle
East and Africa
Mutual/
Collective
Funds
Retirement
Funds
Insurance
Assets

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Solid Positioning in
Institutional Investor Services
Growing Presence in
Global Fund Services
Northern Trust
Of the Top… Serves:
200 U.K. Funds 35%
100 U.S. Corporate Plans 46%
200 U.S. Plans 40%
50 U.S. Healthcare 46%
50 U.S. Foundations 32%
50 U.S. Endowments 30%
U.K. Local Authority Market 36%
25 Taft-Hartley Funds 40%
100 U.S. Public Funds 30%
Top 10 Global Hedge Fund Administrator
Top 3 Global Investment Operations
Outsourcing Provider (by assets)
Largest Fund Administrator in Guernsey
(by assets)
Largest Custodian in Ireland
(by number of funds)
Second largest Administrator in Ireland
(by number of funds)
Corporate & Institutional Services
Strong Industry Positioning

1
Focus on Clients
2
Driving Performance
Integrating Acquisitions
3
Innovation
4

Northern Trust

BancAnalysts Association of Boston: 31 Annual Bank Conference st 12 Corporate & Institutional Services C&IS Strategic Priorities

13 BancAnalysts Association of Boston: 31 Annual Bank Conference
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Corporate & Institutional Services
1. Focus on Clients
Institutional investors are
grappling with multi-faceted
challenges
Pension funding
Endowment draw reductions
Risk adjusted client returns
Demand for greater transparency
Stronger focus on risk governance
Pressure to reduce costs
Increased regulation and
compliance
Northern Trust delivering
on solutions to enhance
client performance
Economic and market counsel
Dynamic de-risking, risk
budgeting, compliance and
transparency solutions
Integrated front, middle and
back office operational solutions
Improved analytics for
performance and governance
assessment
Business intelligence providing
multiple data views in real-time

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Corporate & Institutional Services
2. Driving Performance
Driving Performance in C&IS
Key Areas of Focus
Leveraging enterprise-wide end-to-end processes to improve our efficiency
Optimizing the geography of our operational footprint
Empowering our clients with more automation
Reviewing client product usage and relationship pricing

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Corporate & Institutional Services
3. Integrating Acquisitions
Bank of Ireland Securities Services (BOISS)
Omnium (Northern Trust Hedge Fund Services)
Status of Integration:
Majority of BOISS clients (90%)
and assets (>80%) migrated`
Fully integrating with anticipated
synergies
Transition to Northern Trust data
center complete
NTHFS has doubled its client base
since Omnium acquisition
Approximately $180 billion in hedge
fund assets under administration
Increased presence in fund administration in
Ireland
Exchange Traded Fund (ETF) administration
capabilities
Hedge Fund administration capabilities

Corporate & Institutional Services
4. Innovation
Innovation Has Morphed
Clients continue to demand
value-add
Innovation has evolved from
capability additions to new solutions
Risk
Governance
Cost Reduction
Process Improvement
We have re-engineered the way
we think about clients’ needs
Examples
Fully integrated front-to-back
information solutions for large,
complex clients
Tools to increase
transparency across holdings
Form PF
Regulatory support

BancAnalysts Association of Boston: 31
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Annual Bank Conference

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C&IS Assets Under Custody
($ Trillions)
S&P 500
Custody Fees¹
1
C&IS custody & fund administration fees. 2012 fees are YTD, annualized.
Continue to deliver strong growth in
Corporate & Institutional Services
Great demographics and long-term
opportunities
Operating environment remains
challenging
Focus on what we can control to
build the franchise
Strategic priorities will position
business for long-term growth
Corporate & Institutional Services
Growth & Momentum

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Strategically Positioned for Growth
Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Distinctive Financial Strength

N O R T H E R N   T R U S T   C O R P O R A T  I O N
The Langham Hotel, Boston
November 2, 2012
Michael G. O’Grady Steven L. Fradkin
Executive Vice President President, Corporate
& Chief Financial Officer & Institutional Services
BancAnalysts Association of Boston
31 Annual Bank Conference:
“Operating in a Suboptimal Environment”
st
Expertise Integrity Service
© 2012 Northern Trust Corporation
northerntrust.com